Leases - Finance Leases (Details) - USD ($) $ in Thousands	Jun. 30, 2023	Dec. 31, 2022
Finance lease liabilities, including current portion (see Note 6 – Borrowings)	$ 481,305	$ 389,007
Finance leases [Member]
2024	58,259
2025	160,957
2026	36,753
2027	36,307
2028	35,997
2029 and thereafter	347,103
Total	675,376
Finance lease liabilities, including current portion (see Note 6 – Borrowings)	481,305
Discount based on incremental borrowing rate	$ 194,071